Clifford Capital Partners Fund

Investor Class (CLFFX)

Institutional Class (CLIFX)

Super Institutional Class (CLIQX)

Supplement dated November 8, 2019
to the Prospectus and Statement of Additional Information (“SAI”),

each dated October 1, 2019

The Board of Trustees (the “Board”) of World Funds Trust (the “Trust”) recently approved a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of the Clifford Capital Partners Fund (the “Fund”), and Clifford Capital Partners, LLC (the “Adviser”), the current investment adviser to the Fund. The New Advisory Agreement, if approved by shareholders, will lower the advisory fee paid by the Fund to the Adviser but it will eliminate the Adviser’s obligation to pay most of the Fund’s operating expenses out of its fee. To ensure shareholders are not negatively impacted by the New Advisory Agreement, the Adviser has contractually agreed, through at least January 31, 2021, to cap the Fund’s expenses.

The Board also recently approved an amendment to the Fund’s Shareholder Services Plan Pursuant to Rule 12b-1 (the “Shareholder Services Plan”) for Investor Class shares that, if approved by shareholders of the Investor Class shares, will increase the maximum rate paid under the Shareholder Services Plan from 0.20% per annum to 0.25% per annum. If the amended Shareholder Services Plan is approved by shareholders of the Investor Class shares, they will see a 0.05% increase in their net expense ratio. This fee increase is expected to take effect on January 31, 2020 or such later date as is determined by the officers of the Trust after the Shareholder Services Plan is approved by the Fund’s Investor Class shareholders.

Additional information on why the Adviser and the Board believe the New Advisory Agreement and the amended Shareholder Services Plan are both in the best interest of the Fund and its shareholders will be provided to shareholders in a proxy statement that is expected to be mailed within the next 45 days. The Board expects the Special Meeting of Shareholders will take place in December 2019.

If you have questions or need assistance, please contact your financial advisor directly or the Fund toll-free at 1-800-628-4077.

This Supplement and the existing Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 1-800-628-4077.